Exhibit 10.64

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality requested. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the United States Securities and Exchange Commission.

January 25, 2010

Ninth Joint Memorandum by Microsoft Corporation (“Microsoft”) and Novell, Inc. (“Novell”)

Re:	Purchase of Additional SLES Subscriptions and Modified Discount

Background on Prior Joint Memoranda/Amendments:

•

On November 2, 2006, Microsoft and Novell entered into a Business Collaboration Agreement (“Original BCA”). The Original BCA defines the terms and conditions under which Novell will sell to Microsoft for distribution to prospective shared customers and other SUSE Linux Enterprise Server (“SLES”) licensees, the right to enroll in SLES support subscriptions (“Prepaid Subscription Rights”).

•	On December 28, 2006, the parties executed a Joint Memorandum (“BCA Amendment #1”) regarding participation by the parties’ respective Irish subsidiaries in the Original BCA.

•

On January 16, 2007, the parties executed a First Amended and Restated Business Collaboration Agreement, superseding the Original BCA (such First Amended and Restated Business Collaboration Agreement, the “BCA”).

•

Also on January 16, 2007, the parties executed a Second Joint Memorandum (“BCA Amendment #2”) regarding the impact of a January 16, 2007 participation agreement entered into between the parties’ respective Irish subsidiaries in the BCA.

•	On May 1, 2007 the parties executed a Third Joint Memorandum (“BCA Amendment #3”) regarding certain expanded SLES Subscriptions available under Prepaid Subscription Rights.

•	On December 21, 2007, the parties executed a Fourth Joint Memorandum (“BCA Amendment #4”) regarding promotion of SLES licenses in the Asia Pacific region.

•	On January 17, 2008, the parties executed a Fifth Joint Memorandum (“BCA Amendment #5”) regarding the creation of SLES High Performance Computing Subscriptions.

•	On April 10, 2008, the parties executed a Sixth Joint Memorandum (“BCA Amendment #6”) regarding the territorial restrictions on the Asia Pacific Commitment.

•	On December 22, 2008, the parties executed a Seventh Joint Memorandum (“BCA Amendment #7”) regarding a modification of the multi-year subscription and delivery schedule called for in the original BCA.

•	On January 23, 2009, the parties executed an Eighth Join Memorandum (“BCA Amendment #8”) regarding Basic Subscription Certificates to enable sales by NEC Corporation.

[*** Confidential Treatment Requested]

Amendment:

The parties agree to further amend the BCA as follows solely to enable the purchase and resale of additional SLES Subscription certificates. All capitalized terms not defined herein shall have the same meaning as set forth in the BCA (as amended).

1.	Section 4.1. Section 4.1 of the BCA is amended by adding the sentence below at the end of the existing text:

“Effective as of the date of this Amendment #9, Microsoft’s purchase price for the right to enroll in a single SLES Subscription under the BCA shall equal [***] shall remain unchanged).”

2.	Section 4.2. Section 4.2 of the BCA is amended by adding the following new subsection 4.2(e):

“(e) Microsoft will purchase from Novell [***] of additional Prepaid Subscription Rights (“Amendment #9 Purchase”). Microsoft will pay Novell for such Amendment #9 Purchase no later than [***], and delivery of Subscription Certificates to Microsoft will be on an as-needed basis until the earlier of exhaustion of the Amendment #9 Purchase or [***]. If Microsoft is unable to sell some or all of the Subscription Certificates purchased under this Amendment #9 by [***].

3.	Effect. Except as expressly amended and supplemented by this BCA Amendment #9, the parties hereby ratify and confirm that terms and conditions of the BCA (as amended) remain in full force and effect.

4.	Counterparts. This BCA Amendment #9 may be executed, each of which shall be deemed an original, but each together shall constitute one and the same instrument. For purposes hereof, facsimile copy of this BCA, Amendment #9, including the signature pages hereto, shall be deemed to be an original. Notwithstanding the foregoing, the parties shall deliver original signature copies of this BCA Amendment #9 to the other party as soon as practicable execution thereof.

Accepted and Agreed by Novell, Inc.

Signature:	/s/ Ron Warren

Printed Name:	Ron Warren

Title:	Director, Contracts
Date:	01/25/10

Accepted and Agreed by Microsoft Corp.

Signature:	/s/ Horacio Gutierrez

Printed Name:	Horacio Gutierrez

Title:	Corporate Vice President and Deputy
General Counsel
Date:	01/25/10

[*** Confidential Treatment Requested]